UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021

GCP Applied Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37533	47-3936076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2325 Lakeview Parkway Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617)-876-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2021, GCP Applied Technologies Inc., a Delaware corporation (“GCP” or the “Company”), entered into a letter agreement with each of Simon Bates and Craig Merrill to take advantage of tax planning opportunities that the Company believes may benefit both the Company and the named executives. The letter agreements provide for the acceleration and payment in 2021 of the following compensation that was otherwise scheduled to become payable to the executives in 2022: (i) accelerated payment earned with respect to fiscal year 2021 under GCP’s Annual Incentive Plan in the following amounts: $330,000 for Mr. Bates and $104,000 for Mr. Merrill; (ii) accelerated vesting of restricted stock units (“RSUs”) granted under the GCP Equity and Incentive Plan, as amended and restated, in the following amounts: 11,188 RSUs for Mr. Bates and 7,195 RSUs for Mr. Merrill; and (iii) for Mr. Bates, accelerated vesting of 71,564 shares of restricted stock granted to him under the GCP 2020 Inducement Plan. Under the letter agreements, each executive has agreed to repay to GCP the full amount or value, as applicable, of the accelerated payment if such executive’s employment is terminated by GCP for “Cause” or by the executive without “Good Reason” (as such terms are defined in the executive’s relevant agreement with GCP) prior to the date that an accelerated payment would have otherwise been paid or settled.

The foregoing description of the letter agreements does not purport to be complete and is qualified in its entirety by reference to the text of each of the agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Letter Agreement between GCP Applied Technologies Inc. and Simon Bates, effective as of December 21, 2021.

10.2	Letter Agreement between GCP Applied Technologies Inc. and Craig Merrill, effective as of December 21, 2021.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.

Date: December 23, 2021	By:	/s/ Michael W. Valente
Michael W. Valente
Vice President, General Counsel and Secretary